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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 21, 2001

                              LORAL CYBERSTAR, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                         0-22085                 52-1564318

(State or other jurisdiction of   (Commission File Number)     (IRS Employer
      incorporation)                                         Identification No.)


               2440 Research Boulevard
                      Suite 400
              Rockville, Maryland 20850                               20850

       (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:    (301) 258-8101
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

In connection with the completion of the exchange offer described in Item 5 hereof, on December 21, 2001, Loral CyberStar, Inc., a Delaware corporation ("CyberStar"), sold to Loral CyberStar Data Services Corporation ("Dataco"), a Delaware corporation and a wholly-owned subsidiary of Loral Space & Communications Ltd., a Bermuda company ("Loral Space"), substantially all of its assets (the "Purchased Assets") related primarily to its data services business, which business includes, but is not limited to, the provision of managed communications networks and internet and intranet services, the delivery of high-speed broadband data communications, and business television and infomedia services. The Purchased Assets were sold to Dataco pursuant to the terms and conditions of the asset purchase agreement by and between CyberStar and Dataco, dated as of December 21, 2001 (the "Asset Purchase Agreement"), in exchange for the cancellation of a $50 million demand note made by CyberStar and held by Dataco (the "CyberStar-Dataco Note"). The CyberStar-Dataco Note was cancelled upon the closing of the transaction. The material terms of the sale of the data business assets, including the purchase price, were determined in connection with the negotiation of the terms and conditions of the exchange offer transaction (described below), which terms and conditions were negotiated at arm's length between Loral Space and an informal committee of holders of CyberStar's Senior Notes (defined below) and Senior Discount Notes (defined below). Loral Space is the indirect beneficial owner of all of the issued and outstanding capital stock of CyberStar and Dataco. A copy of the Asset Purchase Agreement is filed as an Exhibit to this filing and is incorporated herein by reference.

The $50 million of intercompany indebtedness represented by the CyberStar-Dataco Note was issued pursuant to the terms of a terminable at will demand line of credit, dated as of January 1, 1999 (the "CyberStar-SpaceCom Credit Agreement"), by and between CyberStar and Loral SpaceCom Corporation ("SpaceCom"), a Delaware corporation and a wholly-owned subsidiary of Loral Space. Pursuant to a letter agreement, dated December 17, 2001, by and between SpaceCom and CyberStar, all obligations of SpaceCom to make further advances to CyberStar under the CyberStar-SpaceCom Credit Agreement were terminated. Simultaneously with the cancellation of the CyberStar-Dataco Note, the remaining $29.7 million principal amount outstanding under the CyberStar-SpaceCom Credit Agreement was cancelled upon consummation of the exchange offer in exchange for a $29.7 million principal amount 10% subordinated note due 2006 held by SpaceCom, which note is guaranteed, on a subordinated basis, by Loral Space. Copies of the letter agreement with respect to the CyberStar-SpaceCom Credit Agreement, the 10% subordinated note due 2006 and the subordinated guaranty by Loral Space with respect to the 10% subordinated note are filed as exhibits to this filing and are incorporated herein by reference.

ITEM 5.    OTHER EVENTS.

On December 21, 2001, CyberStar announced the successful completion of an exchange offer and consent solicitation for all of its outstanding aggregate principal amount of 11-1/4% Senior Notes due 2007 (the "Senior Notes") and 12-1/2% Senior Discount Notes due 2007 (the "Senior Discount Notes") in exchange for up to $675 million principal amount of new CyberStar 10% Senior Notes due July 15, 2006 (the "New Notes"), which New Notes are guaranteed by Loral Space, together with five-year warrants to purchase up to approximately 6.7 million shares of Loral Space's common stock (less than two percent of outstanding Loral Space shares) at a purchase price of $2.37 per share.

The exchange offer and consent solicitation expired at midnight, New York City time, on Thursday, December 20, 2001. Approximately 91.73% ($406,373,000 principal amount)
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of the Senior Notes were tendered in exchange for $304,843,000 principal amount of New Notes, warrants to purchase 3,007,163 shares of Loral Space common stock and approximately $29,755 in cash paid to certain holders of New Notes in lieu of receipt of a principal amount of New Notes in a denomination other than an integral multiple of $1,000. Approximately 89.86% ($434,929,000 principal amount) of the Senior Discount Notes were tendered in exchange for $307,861,000 principal amount of New Notes, warrants to purchase 3,035,823 shares of Loral Space common stock and approximately $29,998 in cash paid to certain holders of New Notes in lieu of receipt of a principal amount of New Notes in a denomination other than an integral multiple of $1,000. A copy of the indenture related to the New Notes, the warrant agreement, dated as of December 21, 2001, between Loral Space and The Bank of New York, as warrant agent, the supplemental indenture, dated as of December 21, 2001, to the Senior Note indenture, dated January 31, 1997, the supplemental indenture, dated as of December 21, 2001, to the Senior Discount Note indenture, dated January 31, 1997, and the guaranty agreement, dated as of December 21, 2001, between Loral Space and Bankers Trust Company, as trustee, are filed as exhibits to this filing and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Pro Forma Financial Information.

                  The unaudited pro forma financial statements attached hereto as Exhibit 99.10 are hereby incorporated by reference.

         (c) Exhibits.

         99.1 Asset Purchase Agreement, dated as of December 21, 2001, between CyberStar and Dataco.

         99.2 Letter Agreement, dated December 17, 2001, by and between SpaceCom and CyberStar.

         99.3 $29.7 million aggregate principal amount, 10% subordinated note due 2006, made by CyberStar and issued to SpaceCom.

         99.4 Subordinated Guaranty Agreement, dated as of December 21, 2001, between Loral Space and SpaceCom with respect to the 10% Subordinated Note due 2006.

         99.5 Indenture, dated as of December 21, 2001, by and among CyberStar, certain of its subsidiaries and Bankers Trust Company, as Trustee.

         99.6 Warrant Agreement, dated as of December 21, 2001, between Loral Space and The Bank of New York, as Warrant Agent.

         99.7 Supplemental Indenture, dated as of December 21, 2001, to the Senior Note Indenture, dated January 31, 1997.

         99.8 Supplemental Indenture, dated as of December 21, 2001, to the Senior Discount Note Indenture, dated January 31, 1997.

         99.9 Guaranty Agreement, dated as of December 21, 2001, between Loral Space and Bankers Trust Company, as Trustee.

         99.10 Unaudited Consolidated Pro Forma Statement of Operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 and the Unaudited Consolidated Pro Forma Balance Sheet as of September 30, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LORAL CYBERSTAR, INC.

Date:   January 7, 2002                      By: /s/ Janet T. Yeung
      -----------------------                   --------------------------------
                                                   Name:   Janet T. Yeung
                                                   Title:  Vice President and
                                                           Assistant Secretary
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                                INDEX TO EXHIBITS


Exhibit
Number              Description of Exhibit

99.1 Asset Purchase Agreement, dated as of December 21, 2001, between CyberStar and Dataco.

99.2 Letter Agreement, dated December 17, 2001, by and between SpaceCom and CyberStar.

99.3 $29.7 million aggregate principal amount, 10% subordinated note due 2006, made by CyberStar and issued to SpaceCom.

99.4 Subordinated Guaranty Agreement, dated as of December 21, 2001, between Loral Space and SpaceCom with respect to the 10% Subordinated Note due 2006.

99.5 Indenture, dated as of December 21, 2001, by and among CyberStar, certain of its subsidiaries and Bankers Trust Company, as trustee.

99.6 Warrant Agreement, dated as of December 21, 2001, between Loral Space and The Bank of New York, as Warrant Agent.

99.7     Supplemental Indenture, dated as of December 21, 2001, to the Senior
         Note Indenture, dated January 31, 1997.

99.8 Supplemental Indenture, dated as of December 21, 2001, to the Senior Discount Note Indenture, dated January 31, 1997.

99.9 Guaranty Agreement, dated as of December 21, 2001, between Loral Space and Bankers Trust Company, as Trustee.

99.10 Unaudited Consolidated Pro Forma Statement of Operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 and the Unaudited Consolidated Pro Forma Balance Sheet as of September 30, 2001.